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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 April 28, 2004

                              ULTRA PETROLEUM CORP.
             (Exact name of registrant as specified in its charter)

    Yukon Territory, Canada              0-29370                   N/A
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)

        (363 North Sam Houston Pkwy, E., Suite 1200., Houston, TX 77060)

                                 (281-876-0120)

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

Item 12.  Announcement re earnings conf call

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

[April 28, 2004]                                           By: /s/ David Russell
                                                               -----------------
                                                               David Russell

PRESS RELEASE: Webcast Alert: Ultra Petroleum Corp. Announces Its 1st Quarter Earnings Conference Call Webcast

[2004-04-28]

      Webcast Alert: Ultra Petroleum Corp. Announces Its 1st Quarter Earnings Conference Call Webcast

            HOUSTON, April 20 /PRNewswire-FirstCall/ -- In conjunction with Ultra Petroleum Corp.'s (Amex: UPL) First Quarter Earnings Conference Call, you are invited to listen to its webcast that will be broadcast live over the Internet on Wednesday, April 28, 2004 at 10:30 AM Central.

            What: Ultra Petroleum Corp.'s First Quarter Earnings Conference Call
                  Webcast

            When: Wednesday, April 28, 2004 at 10:30 AM Central

            Where: http://www.firstcallevents.com/service/ajwz405110604gf12.html or www.ultrapetroleum.com

            How: Live over the Internet -- Simply log on to the web at either of the addresses above

            Contact: David Russell at 281-876-0120 x 302

            If you are unable to participate during the live webcast, the call will be archived at www.ultrapetroleum.com . To access the replay, click on the home page.

            Ultra Petroleum is an independent, exploration and production company focused on developing its long life natural gas reserves in the Green River Basin of Wyoming, and oil reserves in Bohai Bay, offshore China. Ultra is listed on the American Stock Exchange under the ticker "UPL" with 74,923,168 shares outstanding at the time of this release.

            (Minimum  Requirements  to listen to  broadcast:  The Windows  Media
      Player          software,          downloadable          free         from
      http://www.microsoft.com/windows/windowsmedia/EN/default.asp and at least a 28.8Kbps connection to the Internet. If you experience problems listening to the broadcast, send an email to webcastsupport@tfprn.com .)

  SOURCE  Ultra Petroleum Corp.
      /CONTACT: David Russell of Ultra Petroleum Corp., +1-281-876-0120 x 302/ /Photo: NewsCom: http://www.newscom.com/cgi-bin/prnh/20020226/DATU029LOGO
               AP Archive:  http://photoarchive.ap.org
               PRN Photo Desk, photodesk@prnewswire.com /
      /Web site:  http://www.ultrapetroleum.com /
      /Audio:  http://www.firstcallevents.com/service/ajwz405110604gf12.html /
      (UPL)

         Dow Jones Newswires
         04-28-04 0801ET
       Copyright (C) 2004 Dow Jones & Company, Inc. All Rights Reserved.

      Subject Codes: I/OIS, I/XDJGI, N/DJIN, N/DJN, N/DJWB, N/CAC, N/CNF, N/CNW, N/DJWI, N/ERN, N/PRL, N/TPCT, M/ENE, M/NND, M/TPX, R/NME, R/TX, R/US, R/USS

      Company Codes: UPL

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